Exhibit 31.2
CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
RULE 13a-14(b) OR 15d-14(b) AND
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual report of Kolorfusion International, Inc. (the “Company”) on Form 10-KSB for fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Stephen Nagel, President of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:
1.	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Annual Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

Dated: September 29, 2008	By:	/s/ Stephen Nagel
Stephen Nagel
President and Chief Financial Officer